SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         - - - - - - -


                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of report
 (Date of earliest event reported):            April 29, 2003


                      Symbol Technologies, Inc.
--------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 1-9802             11-2308681
   --------                 ------             ----------
(State or other        (Commission File       (IRS Employer
Jurisdiction of            Number)         Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                 11742
-------------------------------                     ----------
  (Address of principal                             (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                   (631) 738-2400


Former name or former address, if changed
    since last report:                          Not Applicable






ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1     Press Release dated April 29, 2003
                 "Symbol Technologies Reports Unaudited 2003
                 First-Quarter Results, Provides Update on
                 Financial Guidance and Status of Restatement"



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The registrant is furnishing herewith its Press Release dated
April 29, 2003 reporting unaudited 2003 first-quarter results and providing an update on financial guidance and the status of the restatement.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: May 1, 2003             By: /s/ Mark T. Greenquist____
                                  Name:  Mark T. Greenquist
                                  Title: Senior Vice President
                                         and Chief Financial
                                         Officer














                          EXHIBIT INDEX

Exhibit            Description

Exhibit 99.1     Press Release dated April 29, 2003
                 "Symbol Technologies Reports Unaudited 2003
                 First-Quarter Results, Provides Update on
                 Financial Guidance and Status of Restatement"